2018 Global Industrial Conference Four Seasons Hotel Chicago November 7, 2018

Cautionary Statement Certain statements included herein contain forward-looking statements within the meaning of federal securities laws about KEMET Corporation's (the "Company") financial condition and results of operations that are based on management's current expectations, estimates and projections about the markets in which the Company operates, as well as management's beliefs and assumptions. Words such as "expects," "anticipates," "believes," "estimates" or other similar expressions and future or conditional verbs such as "will," "should," "would," and "could" are intended to identify such forward- looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions, which are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in, or implied by, such forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management's judgment only as of the date hereof. The Company undertakes no obligation to update publicly any of these forward-looking statements to reflect new information, future events or otherwise. Factors that may cause actual outcomes and results to differ materially from those expressed in, or implied by, these forward-looking statements include, but are not necessarily limited to the following: (i) adverse economic conditions could impact our ability to realize operating plans if the demand for our products declines, and such conditions could adversely affect our liquidity and ability to continue to operate and could cause a write down of long-lived assets or goodwill; (ii) an increase in the cost or a decrease in the availability of our principal or single-sourced purchased raw materials; (iii) changes in the competitive environment; (iv) uncertainty of the timing of customer product qualifications in heavily regulated industries; (v) economic, political, or regulatory changes in the countries in which we operate; (vi) difficulties, delays, or unexpected costs in completing the Company's restructuring plans; (vii) acquisitions and other strategic transactions expose us to a variety of risks, including the ability to successfully integrate and maintain adequate internal controls over financial reporting in compliance with applicable regulations; (viii) our acquisition of TOKIN Corporation may not achieve all of the anticipated results; (ix) our business could be negatively impacted by increased regulatory scrutiny and litigation; (x) difficulties associated with retaining, attracting, and training effective employees and management; (xi) the need to develop innovative products to maintain customer relationships and offset potential price erosion in older products; (xii) exposure to claims alleging product defects; (xiii) the impact of laws and regulations that apply to our business, including those relating to environmental matters, data protection, cyber security, and privacy; (xiv) the impact of international laws relating to trade, export controls and foreign corrupt practices; (xv) changes impacting international trade and corporate tax provisions related to the global manufacturing and sales of our products may have an adverse effect on our financial condition and results of operations; (xvi) volatility of financial and credit markets affecting our access to capital; (xvii) the need to reduce the total costs of our products to remain competitive; (xviii) potential limitation on the use of net operating losses to offset possible future taxable income; (xix) restrictions in our debt agreements that could limit our flexibility in operating our business; (xx) disruption to our information technology systems to function properly or control unauthorized access to our systems may cause business disruptions; (xxi) economic and demographic experience for pension and other post-retirement benefit plans could be less favorable than our assumptions; (xxii) fluctuation in distributor sales could adversely affect our results of operations; (xxiii) earthquakes and other natural disasters could disrupt our operations and have a material adverse effect on our financial condition and results of operations; and (xxiv) volatility in our stock price. © KEMET Electronics. All Rights Reserved. 2

21 Founded Manufacturing 1919 16,000 Employees locations Ship to ~58 billion Components shipped $1.35B 138 FY19 Forecast $ FY19 Forecast Countries

Description Q2 FY19 Q1 FY19 Description Q2 FY19 Q2 FY18 Revenue $349,233 $327,616 Revenue $349,233 $301,568 Gross Margin % 32.5% 28.9% Gross Margin % 32.5% 28.2% Adjusted EBITDA $72,470 $56,162 Adjusted EBITDA $72, 470 $50,100 EPS - Diluted $0.63 $0.60 EPS - Diluted $0.63 $0.22 GAAP (except Adjusted EBITDA) ($ in thousands, except per share data) (Unaudited) © KEMET Electronics. All Rights Reserved. 4

Description Q2 FY19 Q1 FY19 Description Q2 FY19 Q2 FY18 Revenue $349,233 $327,616 Revenue $349,233 $301,568 Adjusted GM % 33.1% 29.4% Adjusted GM % 33.1% 28.3% Adjusted EBITDA $72,470 $56,162 Adjusted EBITDA $72,470 $50,100 EPS - Diluted $0.87 $0.55 EPS - Diluted $0.87 $0.45 Quarter-over-quarter growth: 6.6% Year-over-year growth: 15.8% Non-GAAP ($ in thousands, except per share data) (Unaudited) © KEMET Electronics. All Rights Reserved. 5

 Strong Global Markets Q2 FY19  KEMET: Solid Execution and Rapid Pace on All Fronts  Refi Completed Results  Dividend Announced

Capital Expenditures to Support Capacity Expansion Company-wide CapEx Capacity Expansion $100 M  $130 M $70 M  $100 M © KEMET Electronics. All Rights Reserved. 7

Recurring  Customer advances $36M to KEMET for increased capacity  Capacity can be used for others if customer does not consume Revenue the capacity Stream  Product pricing to be based on market prices (same as always) (long-term contracts)

Debt Refinance  ¥33B Japanese Yen (USD $292 million) Debt  Refinance existing debt, plus pay down $30 million in debt  Tied to TIBOR (Tokyo Interbank Offered Rate) Refinance  Annual interest savings of USD$21 million  Flexible terms for growth plans  April 2017 - October 2018: Interest savings of $31M and debt decrease of $92M

 Confidence in strength of business  Return of capital to investors Dividends  $0.05/share common stock per quarter  Payable on November 26, 2018

Mad Money (Oct 30,2018) “We needed to “The Internet hear something of Things is positive and you a trend and just gave it to not a bubble” us” – Cramer – Per “This is the kind “We are just in of thing that the beginning of busts the gloom the digitization of the semis” – of society” – Cramer Per © KEMET Electronics. All Rights Reserved. 11

Market & Industry © KEMET Electronics. All Rights Reserved. 12

# Key Market Segments Highlights

KEMET
CHARGED.

### AUTO
2018 FCST over **96M Units**

Risk: Rising rates in the US, Trade Disputes and China Slow down

MIXED

### INDUSTRIAL
Motor Drive growth continues (+10%)

Industrial Robot growth continues after record 2017 (+31%)

POSITIVE

### MILITARY
Military Electronics on pace to grow 6% Y.Y

US growth in Q2 – 10.5%

VERY POSITIVE

### ALT. ENERGY
Wind & Solar Energy on pace to grow 8% and 26% Y.Y in the US

Record Solar – Europe Q2 Y.Y

MIXED

### CLOUD
CAPEX investment remains at record levels

Server & Data Center Growth +20%

VERY POSITIVE

### PC
Growth – driven by enterprise refresh

INTEL processor shipment delays

SLOWING

### SMART PHONES
Unit shipments down Y/Y

High End Refresh Cycle – More components/device

POSITIVE

### CONSUMER
US Consumer confidence remains high

Smart Home Devices to grow > 30% Y/Y

POSITIVE

Sources: Statista, Trading Economics, Digitimes, Custer Consulting Group & various companies' press releases

© KEMET Electronics. All Rights Reserved.

13

# Semiconductor vs Capacitor Industry


$7
$6
$5
$4
$3
$2
Capacitor Industry Shipment Value In Billions
$140
$120
$100
$80
$60
$40
$20
Semiconductor Industry Shipment Value in Billions
Still positive BUT…
Industry warning of cyclical downturn
Lead-times coming in, Inventories increasing
FCST to cross $6B in Q3 for first time ever
MLCC & Polymer Lead-times remain extended
Other Technologies getting back to historic normal levels
Capacitors
Semiconductors
14-Q1
Q2
Q3
Q4
15-Q1
Q2
Q3
Q4
16-Q1
Q2
Q3
Q4
17-Q1
Q2
Q3
Q4
18-Q1
Q2
Q3

Source: World Semiconductor Trade Statistics and World Capacitor Trade Statistics

© KEMET Electronics. All Rights Reserved.

14

© KEMET Electronics. All Rights Reserved. 15

Eras 1970 1980 1990 2000 2010 2020 1G 2G 3G 4G 5G Analog Digital Voice & Data Voice & Internet Voice & Internet of Things Bps Kilo Mega Giga No Movie Days Hours Minutes Seconds HD Movie Mobile Screens Immersive Everywhere Experience (AR + VR) Auto On Demand Autonomous Info Control Manufacturing Process Cloud Robotics & Automation remote control Healthcare Connected Doctors & Remote Care Patients (Including Surgery) © KEMET Electronics. All Rights Reserved. 16

# Not a single innovation – A set of technical advances


Network Architecture: 4G LTE vs. 5G
Core Network
Radio Access Network
Device
Air Interface
Internet

| | Network - Transport | Access Point - Antena | Interface - Spectrum | Device |
|---|---|---|---|---|
| 4G | Computing resources in core<br>Legacy copper then fiber | Macro Cell Base Stations<br>Multiple In – Out (MIMO) | One size fits all<br>Carrier aggregation lower bw | LTE<br>Chipsets |
| 5G | Software defined network and Network functions visualization – All Fiber | Macro-sites + Many Small Cells<br>Massive MIMO | Improved flexibility of Freq Division<br>Higher Frequency – (mmWave) | Multi<br>Mode 5 G |

Source: U.S. Technology and 5G Update – American Tower

© KEMET Electronics. All Rights Reserved.

17

When will 5G get here ? 5G Mobile Data Traffic 5G Mobile Subscriptions 2023 (Exabytes / Month) (Millions) 2022 EUR Deployment & Commercialization AME 2021 2020 ASIA 2019 Trials 5G Experiments 2017-2018 Development of Standards © KEMET Electronics. All Rights Reserved. 18

What will 5G Enable ? Autonomous Driving Industry 4.0 Smart Logistics Drone Delivery $ Trillions In goods and services by 2035 ** The 5G Economy – Independent IHS Study Precision Agriculture Smart Cities Collaborative Environments Immersive Entertainment © KEMET Electronics. All Rights Reserved. 19

Implications for KEMET’s offerings SoC GaN 5G ! Alignment with and Wide Band Gap (WBG) High Frequency / Lower Align and Improve Tools, Understanding and understanding of SoC on readiness ESR / High Stability Promotion and Content compliance with new vendor needs (GaN in particular for 5G) Products certifications as they are (Systems on a chip – ie. Qualcomm) published © KEMET Electronics. All Rights Reserved. 20

GOAL KEMET’s Products and Capabilities organized as solutions for all areas of 5G © KEMET Electronics. All Rights Reserved. 21

# Q3 FY19 Expectations

KEMET CHARGED.

- **Pace of bookings still positive**
  - Industry component shortages continue
  - Expect continued industry constraints in Ceramics and Polymer
    - Next shortage may be Film – Automobile Electrification
- **Electronica to debut KEMET's 100-year birthday timeline**
- **Overall Q3 forecast**
  - 12th Q/Q quarter growth (sales range $350 - $360 million)
  - Non-GAAP GM% expansion (33.5% - 34.5%)
  - SG&A ($45 - $46 million)
  - R&D ($11.0 - $12.0 million)
  - Taxes ($3.0 - $3.5 million)
  - Interest expense (~$4.4 million). Full benefit of refi in March quarter ($1.9 million Q4 interest expense).
- **The market remains robust and while we have added capacity we are still constrained and running full**
  - More capacity on-line in March quarter
  - Some price increases in December, majority begins in January.

Community Relations – Kisengo Trip A visit to the Kisengo hospital and school to assess their ongoing needs © KEMET Electronics. All Rights Reserved. 23

FINANCIALS © KEMET Electronics. All Rights Reserved. 25

Income Statement Highlights U.S. GAAP (Unaudited) For the Quarters Ended (Amounts in thousands, except percentages and per share data) Sep 2018 Jun 2018 Sep 2017 Net sales (1) $ 349,233 $ 327,616 $ 301,568 Gross margin (1) $ 113,565 $ 94,821 $ 84,904 Gross margin as a percentage of net sales 32.5% 28.9% 28.2% Selling, general and administrative $ 52,258 $ 48,542 $ 42,417 SG&A as a percentage of net sales 15.0% 14.8% 14.1% Operating income (loss) (1) $ 50,000 $ 35,176 $ 31,597 Net income (loss) (1) $ 37,141 $ 35,220 $ 12,819 Per basic and diluted share data: Net income (loss) per basic share $ 0.64 $ 0.61 $ 0.26 Net income (loss) per diluted share 0.63 0.60 0.22 Weighted avg. shares - basic 57,799 57,339 49,819 Weighted avg. shares - diluted 59,197 59,038 58,409 (1) Quarter ended September 30, 2017 adjusted due to the adoption of ASC 606, Revenue from Contracts with Customers. © KEMET Electronics. All Rights Reserved. 26

Income Statement Highlights Non-GAAP (Unaudited) For the Quarters Ended (Amounts in thousands, except percentages and per share data) Sep 2018 Jun 2018 Sep 2017 Net sales (1) $ 349,233 $ 327,616 $ 301,568 Adjusted gross margin (1) $ 115,612 $ 96,163 $ 85,246 Adjusted gross margin as a percentage of net sales 33.1% 29.4% 28.3% Adjusted selling, general and administrative $ 45,278 $ 42,204 $ 38,900 Adjusted SG&A as a percentage of net sales 13.0% 12.9% 12.9% Adjusted operating income (loss) (1) $ 59,423 $ 43,340 $ 36,856 Adjusted net income (loss) (1) $ 51,255 $ 32,487 $ 26,445 Adjusted EBITDA (1) $ 72,470 $ 56,162 $ 50,100 Adjusted EBITDA margin as a percentage of net sales 20.8% 17.1% 16.6% Per share data: Adjusted net income (loss) - basic $ 0.89 $ 0.57 $ 0.53 Adjusted net income (loss) - diluted $ 0.87 $ 0.55 $ 0.45 Weighted avg. shares - basic 57,799 57,339 49,819 Weighted avg. shares - diluted 59,197 59,038 58,409 (1) Quarter ended September 30, 2017 adjusted due to the adoption of ASC 606. © KEMET Electronics. All Rights Reserved. 27

Financial Trends Quarterly Sales Summary U.S. GAAP (Unaudited) (1) Quarters ended September 2017, December 2017, and March 2018 adjusted due to the adoption of ASC 606. © KEMET Electronics. All Rights Reserved. 28

LTM Adjusted EBITDA Margins Non-GAAP (Unaudited) (1) LTM ended September 2017, December 2017, and March 2018 adjusted due to the adoption of ASC 606. © KEMET Electronics. All Rights Reserved. 29

Financial Highlights (Unaudited) (Amounts in millions) Sep 2018 Jun 2018 FX Impact Cash, cash equivalents $ 263.0 $ 244.6 $ (1.4) Capital expenditures $ 24.5 $ 16.0 Short-term debt $ 20.6 $ 20.4 Long-term debt 309.4 313.4 Debt (discount)/premium and issuance costs (13.3) (13.6) Total debt $ 316.7 $ 320.2 Equity $ 512.6 $ 469.0 $ (3.1) Net working capital (1) $ 232.0 $ 223.6 $ 0.6 (1) Calculated as accounts receivable, net, plus inventories, net, less accounts payable. © KEMET Electronics. All Rights Reserved. 30

Net Debt (Unaudited) © KEMET Electronics. All Rights Reserved. 31

SUMITOMO MITSUI TRUST BANK • Loan amount: 330 Oku yen or $292 million @ current exchange rate of 113 • Term: 6 years starting at November 2018 • Tranche A: 50% of total loan. Principal payment of approximately $12.2 million each six months. Tibor+ 200 basis points interest rate • Tranche B: 50% of total loan. No principal amortization. Bullet payment at the end of the loan. Tibor+225 basis points interest rate • Payment cycle: Once every 6 mo. (First payment will be at the end of March for principal + interest.) • Security • a) a pledge over the shares of TOKIN and its material subsidiaries • b) a pledge over intra-group loans from TOKIN to KEMET • c) a pledge over intra-group loans from TOKIN to subs • d) a mortgage on the real-estate assets of TOKIN • e) a “joint” guaranty by KEMET Corporation • f) guarantees by other subsidiaries of TOKIN © KEMET Electronics. All Rights Reserved. 32

Hedging Strategy: Overview Fair Value Hedge (Flt to Flt Swap) Net Investment Hedge (Fix to Fix Swap) ¥ 33Bn $292MM US LIBOR + 310 JPY 1.90% Bank JPY LIBOR + 225 Bank USD 5.50% $292MM ¥ 33Bn Fair Value Hedge Net Investment Hedge • The fair value hedge will offset the currency fluctuations • The net investment hedge will offset the net investment in from translating the intercompany loan to U.S. dollars TOKIN (equity) and eliminate risk when translating TOKIN’s equity from JPY to USD when consolidating the financial statements • The net investment hedge will offset the incremental cost of the fair value hedge KEMET will utilize a pair of cross currency swaps to eliminate the foreign exchange exposure created by the JPY term loan © KEMET Electronics. All Rights Reserved. 33

Appendix

Adjusted Gross Margin Non-GAAP (Unaudited) For the Quarters Ended (Amounts in thousands, except percentages) Sep 2018 Jun 2018 Sep 2017 Net Sales (1) $ 349,233 $ 327,616 $ 301,568 Cost of sales (1) 235,668 232,795 216,664 Gross Margin (U.S. GAAP) (1) 113,565 94,821 84,904 Gross margin as a percentage of net sales 32.5% 28.9% 28.2% Adjustments: Stock-based compensation expense 686 589 342 Plant start-up costs 1,361 753 — Adjusted gross margin (non-GAAP) (1) $ 115,612 $ 96,163 $ 85,246 Adjusted gross margin as a percentage of net sales 33.1% 29.4% 28.3% (1) Quarter ended September 30, 2017 adjusted due to the adoption of ASC 606. © KEMET Electronics. All Rights Reserved. 35

Adjusted Gross Margin - GAAP Reconciliation Solid Capacitors (Unaudited) For the Quarters Ended (Amounts in thousands, except percentages) Sep 2018 Jun 2018 Sep 2017 Net sales $ 235,473 $ 213,821 $ 191,267 Cost of sales 140,899 134,206 124,859 Gross margin (U.S. GAAP) 94,574 79,615 66,408 Gross margin as a percentage of net sales 40.2% 37.2% 34.7% Adjustments: Stock-based compensation expense 447 385 233 Plant start-up costs 1,361 753 — Adjusted gross margin (non-GAAP) $ 96,382 $ 80,753 $ 66,641 Adjusted gross margin as a percentage of net sales 40.9% 37.8% 34.8% © KEMET Electronics. All Rights Reserved. 36

Adjusted Gross Margin - GAAP Reconciliation Film & Electrolytic (Unaudited) For the Quarters Ended (Amounts in thousands, except percentages) Sep 2018 Jun 2018 Sep 2017 Net sales (1) $ 50,628 $ 54,955 $ 47,998 Cost of sales (1) 44,375 51,525 44,475 Gross margin (U.S. GAAP) (1) 6,253 3,430 3,523 Gross margin as a percentage of net sales 12.4% 6.2% 7.3% Adjustments: Stock-based compensation expense 206 186 109 Adjusted gross margin (non-GAAP) (1) $ 6,459 $ 3,616 $ 3,632 Adjusted gross margin as a percentage of net sales 12.8% 6.6% 7.6% (1) Quarter ended September 30, 2017 adjusted due to the adoption of ASC 606. © KEMET Electronics. All Rights Reserved. 37

Adjusted Gross Margin - U.S. GAAP Electro-magnetic, Sensors & Actuators (Unaudited) For the Quarters Ended (Amounts in thousands, except percentages) Sep 2018 Jun 2018 Sep 2017 Net sales $ 63,132 $ 58,840 $ 62,303 Cost of sales 50,394 47,064 47,330 Gross margin (U.S. GAAP) 12,738 11,776 14,973 Gross margin as a percentage of net sales 20.2% 20.0% 24.0% Adjustments: Stock-based compensation expense 33 18 — Adjusted gross margin (non-GAAP) $ 12,771 $ 11,794 $ 14,973 Adjusted gross margin as a percentage of net sales 20.2% 20.0% 24.0% © KEMET Electronics. All Rights Reserved. 38

Adjusted Selling, General & Administrative Expenses Non-GAAP (Unaudited) For the Quarters Ended (Amounts in thousands, except percentages) Sep 2018 Jun 2018 Sep 2017 Net sales (1) $ 349,233 $ 327,616 $ 301,568 Selling, general and administrative expenses (U.S. GAAP) $ 52,258 $ 48,542 $ 42,417 Selling, general, and administrative as a percentage of net sales 15.0% 14.8% 14.1% Less adjustments: ERP integration/IT transition costs 1,593 1,650 — Stock-based compensation expense 3,647 3,402 1,142 Legal expenses/fines related to antitrust class actions 1,740 1,286 2,375 Adjusted selling, general and administrative expenses (non- GAAP) $ 45,278 $ 42,204 $ 38,900 Adjusted selling, general, and administrative as a percentage of net sales 13.0% 12.9% 12.9% (1) Quarter ended September 30, 2017 adjusted due to the adoption of ASC 606. © KEMET Electronics. All Rights Reserved. 39

Adjusted Operating Income (Loss) Non-GAAP (Unaudited) For the Quarters Ended (Amounts in thousands) Sep 2018 Jun 2018 Sep 2017 Operating income (loss) (U.S. GAAP) (1) $ 50,000 $ 35,176 $ 31,597 Adjustments: Restructuring charges — (96) 1,393 Legal expenses/fines related to antitrust class actions 1,740 1,286 2,375 Stock-based compensation expense 4,417 4,060 1,530 (Gain) loss on write down and disposal of long-lived assets 312 511 (39) ERP integration/IT transition costs 1,593 1,650 — Plant start-up costs 1,361 753 — Adjusted operating income (loss) (non-GAAP) (1) $ 59,423 $ 43,340 $ 36,856 (1) Quarter ended September 30, 2017 adjusted due to the adoption of ASC 606. © KEMET Electronics. All Rights Reserved. 40

LTM Operating Income Margins U.S. GAAP (Unaudited) (1) LTM ended September 2017, December 2017, and March 2018 adjusted due to the adoption of ASC 606. © KEMET Electronics. All Rights Reserved. 41

Adjusted Net Income (Loss) Non-GAAP (Unaudited) For the Quarters Ended (Amounts in thousands, except per share data) Sep 2018 Jun 2018 Sep 2017 Net income (loss) (U.S. GAAP) (1) $ 37,141 $ 35,220 $ 12,819 Adjustments: Equity (income) loss from equity method investments (64) 69 (224) Acquisition (gain) loss — — (1,285) Net foreign exchange (gain) loss 193 (7,521) 1,891 Restructuring charges — (96) 1,393 Research and development grant reimbursement — (4,087) — Legal expenses/fines related to antitrust class actions 6,060 1,248 10,327 Stock-based compensation expense 4,417 4,060 1,530 Amortization included in interest expense 406 229 664 Income tax effect of non-U.S. GAAP adjustments (2) (164) 451 (631) (Gain) loss on write down and disposal of long-lived assets 312 511 (39) ERP integration/IT transition costs 1,593 1,650 — Plant start-up costs 1,361 753 — Adjusted net income (loss) (non-GAAP) (1) $ 51,255 $ 32,487 $ 26,445 Adjusted net income (loss) per share - basic $ 0.89 $ 0.57 $ 0.53 Adjusted net income (loss) per share - diluted $ 0.87 $ 0.55 $ 0.45 Adjusted EBITDA (non-GAAP) (1) $ 72,470 $ 56,162 $ 50,100 Weighted avg. shares - basic 57,799 57,339 49,819 Weighted avg. shares - diluted 59,197 59,038 58,409 (1) Quarter ended September 30, 2017 adjusted due to the adoption of ASC 606. (2) The income tax effect of the excluded items is calculated by applying the applicable jurisdictional income tax rate, considering the deferred tax valuation for each applicable jurisdiction. © KEMET Electronics. All Rights Reserved. 42

Adjusted EBITDA Reconciliation Non-GAAP (Unaudited) For the Quarters Ended (Amounts in thousands) Sep 2018 Jun 2018 Sep 2017 Net income (loss) (U.S. GAAP) (1) $ 37,141 $ 35,220 $ 12,819 Interest expense (income), net 6,912 6,658 7,270 Income tax expense (benefit) (1) 2,000 4,600 2,864 Depreciation and amortization (1) 12,545 13,097 13,554 EBITDA (non-GAAP) (1) 58,598 59,575 36,507 Excluding the following items: Equity (income) loss from equity method investments (64) 69 (224) Acquisition (gain) loss — — (1,285) Net foreign exchange (gain) loss 193 (7,521) 1,891 Restructuring charges — (96) 1,393 Research and development grant reimbursement — (4,087) — Legal expenses/fines related to antitrust class actions 6,060 1,248 10,327 Stock-based compensation expense 4,417 4,060 1,530 (Gain) loss on write down and disposal of long-lived assets 312 511 (39) Plant start-up costs 1,361 753 — ERP integration/IT transition costs 1,593 1,650 — Adjusted EBITDA (non-GAAP) (1) $ 72,470 $ 56,162 $ 50,100 (1) Quarter ended September 30, 2017 adjusted due to the adoption of ASC 606. © KEMET Electronics. All Rights Reserved. 43

# Adjusted EBITDA Reconciliation
## Non-GAAP (Unaudited)

KEMET CHARGED.

| *(Amounts in thousands, except percentages)* | Quarters Ended Dec 2016 | Mar 2017 | Jun 2017 | Sep 2017 | LTM Sep 2017 |
|---|---|---|---|---|---|
| **Net Sales** (1) | $ 188,029 | $ 197,066 | $ 273,946 | $ 301,568 | $ 960,609 |
| Net income (loss) (U.S. GAAP) (1) | 12,278 | 52,082 | 220,439 | 12,819 | 297,618 |
| Income tax expense (benefit) (1) | 1,810 | (146) | 1,140 | 2,864 | 5,668 |
| Interest expense, net | 9,913 | 9,994 | 10,894 | 7,270 | 38,071 |
| Depreciation and amortization (1) | 9,095 | 10,180 | 12,459 | 13,554 | 45,288 |
| **EBITDA (non-GAAP)** (1) | 33,096 | 72,110 | 244,932 | 36,507 | 386,645 |
| **Excluding the following items (non-GAAP):** | | | | | |
| Change in value of TOKIN options | (6,900) | (14,200) | — | — | (21,100) |
| Equity (income) loss from equity method investments | 133 | (41,372) | (75,417) | (224) | (116,880) |
| Acquisition Gain | — | — | (135,588) | (1,285) | (136,873) |
| Restructuring charges | (369) | 1,087 | 1,613 | 1,393 | 3,724 |
| ERP integration costs / IT transition costs | 1,734 | 1,760 | — | — | 3,494 |
| Stock-based compensation expense | 1,139 | 1,249 | 1,101 | 1,530 | 5,019 |
| Legal expenses related to antitrust class actions | 293 | 406 | 1,141 | 10,327 | 12,167 |
| Net foreign exchange (gain) loss | (2,621) | 1,507 | 5,043 | 1,891 | 5,820 |
| TOKIN investment-related expenses | 204 | 497 | — | — | 701 |
| (Gain) loss on write down and disposal of long-lived assets | 132 | 4,171 | 19 | (39) | 4,283 |
| (Gain) loss on early extinguishment of debt | — | — | 486 | — | 486 |
| **Adjusted EBITDA (non-GAAP)** (1) | $ 26,841 | $ 27,215 | $ 43,330 | $ 50,100 | $ 147,486 |
| *Adjusted EBITDA Margin (non-GAAP)* | *14.3%* | *13.8%* | *15.8%* | *16.6%* | *15.4%* |
| **Total Debt balance as of September 30, 2017** | | | | | *331,787* |
| ***Leverage ratio (Debt/Adjusted EBITDA)*** | | | | | *2.2* |

*(1) Quarters ended March 31, 2017, June 30, 2017, and September 30, 2017 adjusted due to the adoption of ASC 606.*

© KEMET Electronics. All Rights Reserved.

44

# Adjusted EBITDA Reconciliation
## Non-GAAP (Unaudited)

KEMET CHARGED.

| *(Amounts in thousands, except percentages)* | Quarters Ended Mar 2017 | Jun 2017 | Sep 2017 | Dec 2017 | LTM Dec 2017 |
|---|---|---|---|---|---|
| **Net Sales** (1) | $ 197,066 | $ 273,946 | $ 301,568 | $ 306,576 | $ 1,079,156 |
| Net income (loss) (U.S. GAAP) (1) | 52,082 | 220,439 | 12,819 | 18,589 | 303,929 |
| Income tax expense (benefit) (1) | (146) | 1,140 | 2,864 | 2,037 | 5,895 |
| Interest expense, net | 9,994 | 10,894 | 7,270 | 7,155 | 35,313 |
| Depreciation and amortization (1) | 10,180 | 12,459 | 13,554 | 11,353 | 47,546 |
| **EBITDA (non-GAAP)** (1) | 72,110 | 244,932 | 36,507 | 39,134 | 392,683 |
| **Excluding the following items (non-GAAP):** | | | | | |
| Change in value of TOKIN options | (14,200) | — | — | — | (14,200) |
| Equity (income) loss from equity method investments | (41,372) | (75,417) | (224) | (238) | (117,251) |
| Acquisition (gain) loss | — | (135,588) | (1,285) | (310) | (137,183) |
| Restructuring charges | 1,087 | 1,613 | 1,393 | 3,530 | 7,623 |
| ERP integration costs / IT transition costs | 1,760 | — | — | — | 1,760 |
| Stock-based compensation expense | 1,249 | 1,101 | 1,530 | 2,206 | 6,086 |
| Legal expenses related to antitrust class actions | 406 | 1,141 | 10,327 | 4,073 | 15,947 |
| Net foreign exchange (gain) loss | 1,507 | 5,043 | 1,891 | 2,239 | 10,680 |
| TOKIN investment-related expenses | 497 | — | — | — | 497 |
| (Gain) loss on write down and disposal of long-lived assets | 4,171 | 19 | (39) | (902) | 3,249 |
| (Gain) loss on early extinguishment of debt | — | 486 | — | — | 486 |
| **Adjusted EBITDA (non-GAAP)** (1) | $ 27,215 | $ 43,330 | $ 50,100 | $ 49,732 | $ 170,377 |
| *Adjusted EBITDA Margin (non-GAAP)* | 13.8% | 15.8% | 16.6% | 16.2% | 15.8% |
| **Total Debt balance as of December 31, 2017** | | | | | 328,162 |
| ***Leverage ratio (Debt/Adjusted EBITDA)*** | | | | | 1.9 |

*(1) Quarters ended March 30, 2017, June 30, 2017, September 30, 2017, and December 31, 2017 adjusted due to the adoption of ASC 606.*

© KEMET Electronics. All Rights Reserved.

45

# Adjusted EBITDA Reconciliation
## Non-GAAP (Unaudited)

KEMET CHARGED.

| (Amounts in thousands, except percentages) | Fiscal Year 2016 | Fiscal Year 2017 | Fiscal Year 2018 |
|---|---|---|---|
| **Net Sales** (1) | $ 734,823 | $ 757,338 | $ 1,200,181 |
| Net income (loss) (U.S. GAAP) (1) | (53,629) | 47,157 | 254,127 |
| Income tax expense (benefit) (1) | 6,006 | 4,294 | 9,132 |
| Interest expense, net | 39,591 | 39,731 | 32,073 |
| Depreciation and amortization (1) | 39,016 | 38,151 | 50,661 |
| **EBITDA (non-GAAP)** (1) | 30,984 | 129,333 | 345,993 |
| **Excluding the following items (non-GAAP):** | | | |
| Change in value of TOKIN options | 26,300 | (10,700) | — |
| Equity (income) loss from equity method investments | 16,406 | (41,643) | (76,192) |
| Acquisition (gain) loss | — | — | (130,880) |
| Restructuring charges | 4,178 | 5,404 | 14,843 |
| ERP integration costs / IT transition costs | 5,677 | 7,045 | 80 |
| Stock-based compensation expense | 4,774 | 4,720 | 7,657 |
| Legal expenses related to antitrust class actions | 3,041 | 2,640 | 16,636 |
| Net foreign exchange (gain) loss | (3,036) | (3,758) | 13,145 |
| TOKIN investment-related expenses | 900 | 1,101 | — |
| Plant start-up costs | 861 | 427 | 929 |
| Plant shut-down costs | 372 | — | — |
| (Gain) loss on write down and sale of long-lived assets | 375 | 10,671 | (992) |
| Pension plan adjustment | 312 | — | — |
| (Gain) loss on early extinguishment of debt | — | — | 486 |
| **Adjusted EBITDA (non-GAAP)** (1) | $ 91,144 | $ 105,240 | $ 191,705 |
| *Adjusted EBITDA Margin* | *12.4%* | *13.9%* | *16.0%* |
| **Total Debt as of March 31,** | $ 387,833 | $ 388,211 | $ 324,623 |
| *Leverage ratio (Debt/Adjusted EBITDA)* | $ 4.3 | $ 3.7 | $ 1.7 |

*(1) Fiscal years ended 2017 and 2018 adjusted due to the adoption of ASC 606.*

© KEMET Electronics. All Rights Reserved.

46

# Adjusted EBITDA Reconciliation

## Non-GAAP (Unaudited)

KEMET CHARGED.

| *(Amounts in thousands, except percentages)* | Sep 2017 | Dec 2017 | Mar 2018 | Jun 2018 | LTM Jun 2018 |
|---|---|---|---|---|---|
| **Net Sales** [1] | $ 301,568 | $ 306,576 | $ 318,091 | $ 327,616 | $ 1,253,851 |
| Net income (loss) (U.S. GAAP) [1] | 12,819 | 18,589 | 2,280 | 35,220 | 68,908 |
| Income tax expense (benefit) [1] | 2,864 | 2,037 | 3,091 | 4,600 | 12,592 |
| Interest expense, net | 7,270 | 7,155 | 6,754 | 6,658 | 27,837 |
| Depreciation and amortization [1] | 13,554 | 11,353 | 13,295 | 13,097 | 51,299 |
| **EBITDA (non-GAAP)** [1] | 36,507 | 39,134 | 25,420 | 59,575 | 160,636 |
| **Excluding the following items (non-GAAP):** | | | | | |
| Equity (income) loss from equity method investments | (224) | (238) | (313) | 69 | (706) |
| Acquisition (gain) loss | (1,285) | (310) | 6,303 | — | 4,708 |
| Restructuring charges | 1,393 | 3,530 | 8,307 | (96) | 13,134 |
| Research and development grant reimbursement | — | — | — | (4,087) | (4,087) |
| ERP integration costs / IT transition costs | — | — | 80 | 1,650 | 1,730 |
| Stock-based compensation expense | 1,530 | 2,206 | 2,820 | 4,060 | 10,616 |
| Legal expenses related to antitrust class actions | 10,327 | 4,073 | 1,095 | 1,248 | 16,743 |
| Net foreign exchange (gain) loss | 1,891 | 2,239 | 3,972 | (7,521) | 581 |
| Plant start-up costs | — | — | 929 | 753 | 1,682 |
| (Gain) loss on write down and disposal of long-lived assets | (39) | (902) | (70) | 511 | (500) |
| **Adjusted EBITDA (non-GAAP)** [1] | $ 50,100 | $ 49,732 | $ 48,543 | $ 56,162 | $ 204,537 |
| *Adjusted EBITDA Margin (non-GAAP)* | *16.6%* | *16.2%* | *15.3%* | *17.1%* | *16.3%* |
| **Total Debt balance as of June 30, 2018** | | | | | *320,223* |
| ***Leverage ratio (Debt/Adjusted EBITDA)*** | | | | | *1.6* |

*[1] Quarters ended September 30, 2017, December 31, 2017, and March 31, 2018 adjusted due to the adoption of ASC 606.*

© KEMET Electronics. All Rights Reserved.

47

# Adjusted EBITDA Reconciliation

## Non-GAAP (Unaudited)

KEMET CHARGED.

| *(Amounts in thousands, except percentages)* | Dec 2017 | Mar 2018 | Jun 2018 | Sep 2018 | LTM Sep 2018 |
|---|---|---|---|---|---|
| **Net Sales** (1) | $ 306,576 | $ 318,091 | $ 327,616 | $ 349,233 | $ 1,301,516 |
| Net income (loss) (U.S. GAAP) (1) | 18,589 | 2,280 | 35,220 | 37,141 | 93,230 |
| Income tax expense (benefit) (1) | 2,037 | 3,091 | 4,600 | 2,000 | 11,728 |
| Interest expense, net | 7,155 | 6,754 | 6,658 | 6,912 | 27,479 |
| Depreciation and amortization (1) | 11,353 | 13,295 | 13,097 | 12,545 | 50,290 |
| **EBITDA (non-GAAP)** (1) | 39,134 | 25,420 | 59,575 | 58,598 | 182,727 |
| **Excluding the following items (non-GAAP):** | | | | | |
| Equity (income) loss from equity method investments | (238) | (313) | 69 | (64) | (546) |
| Acquisition (gain) loss | (310) | 6,303 | — | — | 5,993 |
| Restructuring charges | 3,530 | 8,307 | (96) | — | 11,741 |
| Research and development grant reimbursement | — | — | (4,087) | — | (4,087) |
| ERP integration costs / IT transition costs | — | 80 | 1,650 | 1,593 | 3,323 |
| Stock-based compensation expense | 2,206 | 2,820 | 4,060 | 4,417 | 13,503 |
| Legal expenses related to antitrust class actions | 4,073 | 1,095 | 1,248 | 6,060 | 12,476 |
| Net foreign exchange (gain) loss | 2,239 | 3,972 | (7,521) | 193 | (1,117) |
| Plant start-up costs | — | 929 | 753 | 1,361 | 3,043 |
| (Gain) loss on write down and disposal of long-lived assets | (902) | (70) | 511 | 312 | (149) |
| **Adjusted EBITDA (non-GAAP)** (1) | $ 49,732 | $ 48,543 | $ 56,162 | $ 72,470 | $ 226,907 |
| *Adjusted EBITDA Margin (non-GAAP)* | 16.2% | 15.3% | 17.1% | 20.8% | 17.4% |
| **Total Debt balance as of September 30, 2018** | | | | | 317 |
| ***Leverage ratio (Debt/Adjusted EBITDA)*** | | | | | — |

(1) *Quarters ended December 31, 2017 and March 31, 2018 adjusted due to the adoption of ASC 606.*

© KEMET Electronics. All Rights Reserved.

48

Sales Summary - Q2 FY2019 (Unaudited) © KEMET Electronics. All Rights Reserved. 49

Global Distribution Q2 FY2019 Results (Unaudited) © KEMET Electronics. All Rights Reserved. 50

Financial Trends Quarterly Cash and Cash Equivalents U.S. GAAP (Unaudited) (1) TOKIN results exclude the EMD business which was sold on April 14, 2017. © KEMET Electronics. All Rights Reserved. 51

Debt Trend - Q2 FY2019 (Unaudited) Cash interest ~ $2.1M per month. Principal ~ $4.3M per quarter. © KEMET Electronics. All Rights Reserved. 52

Leverage Non-GAAP (Unaudited) (1) Quarter ended September 30, 2017 adjusted due to the adoption of ASC 606. © KEMET Electronics. All Rights Reserved. 53

Non-GAAP Financial Measures Non-GAAP Financial Measures Included in this presentation are certain non-GAAP financial measures designed to complement the financial information presented in accordance with generally accepted accounting principles in the United States of America because management believes such measures are useful to investors for the reasons described below. Adjusted gross margin Adjusted gross margin represents net sales less cost of sales excluding adjustments which are outlined in the quantitative reconciliation provided earlier in this presentation. Management uses Adjusted gross margin to facilitate our analysis and understanding of our business operations by excluding the items outlined in the quantitative reconciliation provided earlier in this presentation which might otherwise make comparisons of our ongoing business with prior periods more difficult and obscure trends in ongoing operations. The Company believes that Adjusted gross margin is useful to investors because it provides a supplemental way to understand the underlying operating performance of the Company. Adjusted gross margin should not be considered as an alternative to gross margin or any other performance measure derived in accordance with GAAP. Adjusted selling, general and administrative expenses Adjusted selling, general and administrative expenses represents selling, general and administrative expenses excluding adjustments which are outlined in the quantitative reconciliation provided earlier in this presentation. Management uses Adjusted selling, general and administrative expenses to facilitate our analysis and understanding of our business operations by excluding the items outlined in the quantitative reconciliation provided earlier in this presentation which might otherwise make comparisons of our ongoing business with prior periods more difficult and obscure trends in ongoing operations. The Company believes that Adjusted selling, general and administrative expenses is useful to investors because it provides a supplemental way to understand the underlying operating performance of the Company. Adjusted selling, general and administrative expenses should not be considered as an alternative to selling, general and administrative expenses or any other performance measure derived in accordance with GAAP. Adjusted operating income (loss) Adjusted operating income (loss) represents operating income (loss), excluding adjustments which are outlined in the quantitative reconciliation provided earlier in this presentation. Management uses Adjusted operating income (loss) to facilitate our analysis and understanding of our business operations by excluding the items outlined in the quantitative reconciliation provided earlier in this presentation which might otherwise make comparisons of our ongoing business with prior periods more difficult and obscure trends in ongoing operations. The Company believes that Adjusted operating income (loss) is useful to investors to provide a supplemental way to understand the underlying operating performance of the Company and monitor and understand changes in our ability to generate income from ongoing business operations. Adjusted operating income (loss) should not be considered as an alternative to operating income (loss) or any other performance measure derived in accordance with GAAP. © KEMET Electronics. All Rights Reserved. 54

Non-GAAP Financial Measures Continued Adjusted net income (loss) and Adjusted EPS Adjusted net income (loss) and Adjusted EPS represent net income (loss) and EPS, excluding adjustments which are more specifically outlined in the quantitative reconciliation provided earlier in this presentation. Management uses Adjusted net income (loss) and Adjusted EPS to evaluate the Company's operating performance by excluding the items outlined in the quantitative reconciliation provided earlier in this presentation which might otherwise make comparisons of our ongoing business with prior periods more difficult and obscure trends in ongoing operations. The Company believes that Adjusted net income (loss) and Adjusted EPS are useful to investors because they provide a supplemental way to understand the underlying operating performance of the Company and allows investors to monitor and understand changes in our ability to generate income from ongoing business operations. Adjusted net income (loss) and Adjusted EPS should not be considered as alternatives to net income (loss), operating income (loss) or any other performance measures derived in accordance with GAAP. Adjusted EBITDA Adjusted EBITDA represents net income (loss) before income tax expense (benefit), interest expense (benefit), net, and depreciation and amortization expense, excluding adjustments which are more specifically outlined in the quantitative reconciliation provided earlier in this presentation. We present Adjusted EBITDA as a supplemental measure of our performance and ability to service debt. We also present Adjusted EBITDA because we believe such measure is frequently used by securities analysts, investors and other interested parties in the evaluation of companies in our industry. We believe Adjusted EBITDA is an appropriate supplemental measure of debt service capacity, because cash expenditures on interest are, by definition, available to pay interest, and tax expense is inversely correlated to interest expense because tax expense goes down as deductible interest expense goes up; depreciation and amortization are non-cash charges. The other items excluded from Adjusted EBITDA are excluded in order to better reflect our continuing operations. In evaluating Adjusted EBITDA, you should be aware that in the future we may incur expenses similar to the adjustments in this presentation. Our presentation of Adjusted EBITDA should not be construed as an inference that our future results will be unaffected by these types of adjustments. Adjusted EBITDA is not a measurement of our financial performance under GAAP and should not be considered as an alternative to net income (loss), operating income (loss) or any other performance measures derived in accordance with GAAP or as an alternative to cash flow from operating activities as a measure of our liquidity. © KEMET Electronics. All Rights Reserved. 55

Non-GAAP Financial Measures Continued Our Adjusted EBITDA measure has limitations as an analytical tool, and you should not consider it in isolation or as a substitute for analysis of our results as reported under GAAP. Some of these limitations are: • it does not reflect our cash expenditures, future requirements for capital expenditures or contractual commitments; • it does not reflect changes in, or cash requirements for, our working capital needs; • it does not reflect any income tax expense or benefit, including any potential changes to income taxes resulting from The Tax Cuts and Jobs Act enacted on December 22, 2017; • it does not reflect the significant interest expense or the cash requirements necessary to service interest or principal payment on our debt; • although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future, and our Adjusted EBITDA measure does not reflect any cash requirements for such replacements; • it is not adjusted for all non-cash income or expense items that are reflected in our statements of cash flows; • it does not reflect the impact of earnings or charges resulting from matters we consider not to be indicative of our ongoing operations; • it does not reflect limitations on or costs related to transferring earnings from our subsidiaries to us; and • other companies in our industry may calculate this measure differently than we do, limiting its usefulness as a comparative measure. Because of these limitations, Adjusted EBITDA should not be considered as a measure of discretionary cash available to us to invest in the growth of our business or as a measure of cash that will be available to us to meet our obligations. You should compensate for these limitations by relying primarily on our GAAP results and using Adjusted EBITDA only 56 supplementary. © KEMET Electronics. All Rights Reserved.